FORM OF
AMENDMENT To WARRANT CERTIFICATES

    This Amendment to Warrant Certificates, effective as of February 13, 2025 (this “Amendment”), by and between Onity Group Inc., a Florida corporation (f/k/a Ocwen Financial Corporation) (the “Company”) and [●] (“Holder”) amends (i) the certain Warrant Certificate No. [●], dated March 4, 2021, issued by the Company to Holder evidencing Warrants to purchase up to [●] shares of common stock of the Company, subject to the terms and conditions set forth therein (“Warrant Certificate No. [●]”) and Warrant Certificate No. [●], dated May 3, 2021, issued by the Company to Holder evidencing Warrants to purchase up to [●] shares of common stock of the Company, subject to the terms and conditions set forth therein (“Warrant Certificate No. [●]” and together with Warrant Certificate No. [●], collectively, the “Warrant Certificate” and each, a “Warrant Certificate”). Capitalized terms used in this Amendment without being defined herein have the meaning ascribed to such terms in the Warrant Certificates.
    The Company and the Holder hereby agree that the Warrant Certificates are hereby amended to provide with respect to each Warrant Certificate that in Section 5. “Mechanics of Exercise,” subsection (a) “Delivery of Warrant Shares upon Exercise,” the words “Final Average Trading Price Corresponding to the Warrant Share Delivery Date” shall be replaced with the words “Fair Market Value.”
Except as expressly amended by this Amendment, all terms and provisions of the Warrant Certificates all terms and provisions of the Warrant Certificates remain in full force and effect.
The provisions of Sections 13(a) and 13(b) of the Warrant Certificate shall apply to this Amendment mutatis mutandis as if set forth herein.
This Amendment may be executed in multiple counterparts, each of which shall be an original but all of which together shall constitute but one and the same agreement. The signature of any party hereto to any counterpart hereof shall be deemed a signature to, and may be appended to, any other counterpart hereof. The exchange of copies of this Amendment or any signature pages required hereunder by electronic transmission (including but not limited to Portable Document Format via email) shall constitute effective execution and delivery of same as to the parties thereto and may be used in lieu of the original documents for all purposes. Signatures transmitted by other electronic transmission shall be deemed to be original signatures for all purposes.
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[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto execute this Amendment as of the date first above written.

ONITY GROUP INC.
By:
Name:
Title:
[HOLDER]

By:
Name:
Title: